SUPPLEMENT
[GRAPHIC OMITTED]

Supplement dated January 21, 1997 to Current Prospectus of:
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
Voyageur Arizona Limited Term Tax Free Fund*           Voyageur Minnesota Tax Free Fund*
Voyageur Arizona Insured Tax Free Fund*                Voyageur Missouri Insured Tax Free Fund*
Voyageur Arizona Tax Free Fund*                        Voyageur New Mexico Tax Free Fund*
Voyageur California Limited Term Tax Free Fund*        Voyageur New York Tax Free Fund
Voyageur California Insured Tax Free Fund*             Voyageur North Dakota Tax Free Fund*
Voyageur California Tax Free Fund*                     Voyageur Oregon Insured Tax Free Fund*
Voyageur Colorado Limited Term Tax Free Fund*          Voyageur Utah Tax Free Fund*
Voyageur Colorado Insured Tax Free Fund*               Voyageur Washington Insured Tax Free Fund*
Voyageur Colorado Tax Free Fund*                       Voyageur Wisconsin Tax Free Fund*
Voyageur Florida Limited Term Tax Free Fund            Voyageur National Limited Term Tax Free Fund
Voyageur Florida Insured Tax Free Fund                 Voyageur National Insured Tax Free Fund
Voyageur Florida Tax Free Fund                         Voyageur National High Yield Municipal Bond
Voyageur Idaho Tax Free Fund*                          Fund
Voyageur Iowa Tax Free Fund*                           Voyageur National Tax Free Fund
Voyageur Kansas Tax Free Fund*                         Voyageur U. S. Government Securities Fund
Voyageur Minnesota High Yield Municipal Bond           Voyageur Growth and Income Fund
Fund*                                                  Voyageur Growth Stock Fund
Voyageur Minnesota Limited Term Tax Free Fund*         Voyageur International Equity Fund
Voyageur Minnesota Insured Fund*                       Voyageur Aggressive Growth Fund
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     Voyageur Fund Managers,  Inc. ("Voyageur") serves as investment adviser for the  above-captioned  mutual  funds  ("Voyageur  Funds").  On January  15,  1997
Voyageur's  parent,  Dougherty  Financial  Group,  Inc.  ("DFG"),   executed  an
Agreement and Plan of Merger  ("Agreement")  with Lincoln  National  Corporation
("LNC")  pursuant  to which LNC would  acquire  DFG,  including  the mutual fund investment advisory business of DFG conducted by Voyageur.

     LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of Delaware Management Holdings, Inc. serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds. The Delaware Group of Mutual Funds, consisting of approximately $11 billion in assets, includes 38 retail open-end funds and two closed-end funds.

     It is anticipated that certain portfolio managers and marketing personnel currently serving, or with prior service to, the Voyageur Funds denoted with an asterisk above (in particular, portfolio managers Beth Howell and Drew McCullagh) will continue to serve those Funds following the transaction. Voyageur Funds not so denoted may be managed by personnel of DMH or its affiliates following the transaction and certain Voyageur Funds (National Insured Tax Free Fund, National Limited Term Tax Free Fund, National Tax Free Fund, Growth and Income Fund and International Equity Fund) may be merged with corresponding Delaware Group mutual funds following the transaction. Any such merger would require approval of such fund's board of directors and shareholders.

     Consummation of the transaction will cause a change in control of Voyageur. Under the Investment Company Act of 1940, as amended, this will result in an "assignment" and automatic termination of the Funds' investment advisory and distribution agreements with Voyageur. Therefore, the Voyageur Funds' Board of Directors and Trustees ("Board") will be asked to approve new investment advisory and distribution agreements containing the same terms and fees as the current agreements. If the Board approves these agreements, the Board will call a shareholder meeting of the Voyageur Funds at which shareholders will vote on new investment advisory agreements and Board members.